Exhibit 99.2
Slide 1 © 2023 AeroVironment, Inc. 052620 Fourth Quarter Fiscal Year 2023 Earnings Presentation June 27, 2023

Slide 2 | © 2023 AeroVironment, Inc. 052620 Safe Harbor Statement Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our reliance on limited relationships to fund our development of HAPS UAS; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers’ and/or our suppliers’ information and systems; changes in the supply and/or demand and/or prices for our products and services; increased competition; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; unfavorable results in legal proceedings; our ability to respond and adapt to unexpected legal, regulatory and government budgetary changes, including those resulting from the COVID-19 pandemic or future pandemics, such as supply chain disruptions and delays, potential governmentally-mandated shutdowns, travel restrictions and site access, diversion of government resources to non-defense priorities, and other business restrictions affecting our ability to manufacture and sell our products and provide our services; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Slide 3 | © 2023 AeroVironment, Inc. 052620 Fourth Quarter Fiscal Year 2023 Key Messages Record 4th quarter revenue driven by strong performance across the portfolio led by SUAS and TMS segments Exited year with record funded backlog of $424 million as of April 30th doubling YoY Expecting FY2024 revenues of $630 to $660 million, representing nearly 20% YoY top line growth Experiencing robust growth across nearly all product lines as global trends drive broader adoption of our unmanned solutions

Fourth Quarter Results Fiscal Year 2023

Metric	Q4 FY23	Year-Over-Year Change	Notes
Revenue	$186.0 m	+40%	Overall increase in revenue primarily due to increases in revenue in SUAS, TMS, and Other segments, partially offset by a decrease in revenue in MUAS segment
GAAP Gross profit	$68.4 m	+41%	Increase reflects higher product margins on higher product sales volume partially offset by lower service margins on lower service volume following the closure of MUAS COCO sites.
Adjusted EBITDA[2]	$46 m	+$18 m	YOY increase due to higher gross profit partially offset by higher operating expenses.
Non-GAAP EPS (diluted)[1]	$0.99	+$0.87	YOY Increases due to higher gross profit partially offset by higher operating expenses and higher interest expenses.
Funded Backlog[3]	$424.1 m	+101%	Record backlog driven by SUAS and TMS increase in international demand following the war in Ukraine

1. Q4 GAAP EPS was negative $6.31 per diluted share. Refer to Reconciliation of Non-GAAP Earnings Per Diluted Share on Appendix A
2. Refer to Adjusted EBITDA reconciliation on Appendix D.
3. H1 of FY24 Revenue expected to be almost 50% of full fiscal year Revenue. Q1 Revenue should account for about 40% of H1 Revenue

Slide 4 | © 2023 AeroVironment, Inc.

Slide 5 | © 2023 AeroVironment, Inc. 052620 QUARTERLY REVENUE BY SEGMENT QUARTERLY REVENUE BY TYPE Revenue Mix by Segment and Type 56% 53% 56% 68% 76% 44% 47% 44% 32% 24% 37% 31% 23% 34% 37% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Gross Margin Percentage Quarterly Revenue Product Revenue Service Revenue GAAP Gross Margin Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Other $30.1 $22.9 $26.5 $25.6 $40.6 TMS $20.2 $23.0 $31.1 $24.0 $42.5 MUAS $23.1 $19.3 $27.3 $15.4 $8.3 SUAS $59.2 $43.3 $26.7 $69.4 $94.6 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 Revenue in millions Other TMS MUAS SUAS $132.6 $111.6 $186.0 $134.4 $108.5

Slide 6 | © 2023 AeroVironment, Inc. 052620 Adjusted Profitability by Type and Non-GAAP EPS 49% 45% 38% 41% 47% 28% 22% 12% 26% 13% 40% 34% 27% 36% 39% 0% 10% 20% 30% 40% 50% 60% Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Adj Product Margin Adj Service Margin Total Adj Gross Margin 1 Q4 GAAP Product Margin of 46% and Service Margin of 7%. Refer to GAAP to NON-GAAP reconciliation on Appendix C. | 2 Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A. 0.12 0.99 $(0.20) $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 Q4 FY22 Q4 FY23 Gross margin expanded in Q4 following higher expected volume and favorable product mix Slide 6 | © 2023 AeroVironment, Inc. NON-GAAP DILUTED EPS2 PERCENTAGE ADJUSTED GROSS MARGIN1

Slide 7 | © 2023 AeroVironment, Inc. 052620 Updated Guidance: Fiscal 2024 Outlook AS OF 6/27/2023 FY23 RESULTS FY24 GUIDANCE EXPECTED % CHANGE (TO MIDPOINT) Revenue $541 million $630 million - $660 million 19% Net (Loss)/Income5 ($176 million) $50 million – $58 million --- Adjusted EBITDA 3 $90 million $110 million–$120 million4 28% Earnings/(Loss) 5 Per Share (diluted) ($7.04) $1.91 – $2.21 --- Non-GAAP Earnings Per Share (diluted) $1.26 1 $2.30 – $2.60 2 94% 1 Refer to Reconciliation of Fiscal Year 2023 Non-GAAP Diluted Earnings Per Share on Appendix A 2 Refer to Reconciliation of Fiscal Year 2024 Non-GAAP Diluted Earnings Per Share Expectations on Appendix B 3 Refer to Adjusted EBITDA reconciliation on Appendix D. 4 Refer to Reconciliation of Non-GAAP Fiscal Year 2024 Adjusted EBITDA Expectations on Appendix E. R&D investment anticipated to remain between 10%-12% for FY24 5 FY23 net loss and GAAP EPS impacted by the following non-cash charges related to the MUAS segment: $156m goodwill impairment charge, $34m accelerated intangible amortization, and $12m accelerated depreciation

Slide 8 | © 2023 AeroVironment, Inc. 052620 Visibility for FY24 $384.0 $103.6 $17.9 $- $100 $200 $300 $400 $500 $600 Q4 FY23 (6/27/23) Q1 FY24 Q2 FY24 Q3 FY24 Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date 71% visibility1 1 Based on midpoint of guidance range of $630-$660 million | Revenue Guidance Range: $630 to $660 million Company visibility supports revised revenue guidance range REVENUE (MILLIONS) 78% visibility 1

Slide 9 © 2023 AeroVironment, Inc. 052620 Financial Tables

Slide 10 | © 2023 AeroVironment, Inc. 052620 APPENDIX A – RECONCILIATION OF FISCAL YEAR 2023 AND 2022 NON-GAAP EARNINGS PER DILUTED SHARE (UNAUDITED)

Slide 11 | © 2023 AeroVironment, Inc. 052620 APPENDIX B – RECONCILIATION OF FISCAL YEAR 2024 NON-GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED)

Slide 12 | © 2023 AeroVironment, Inc. 052620 APPENDIX C – GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED GROSS MARGIN

Slide 13 | © 2023 AeroVironment, Inc. 052620 APPENDIX D – HISTORICAL ADJUSTED EBITDA RECONCILIATION

Slide 14 | © 2023 AeroVironment, Inc. 052620 APPENDIX E – GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED EBITDA